UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2019

MODERNA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38753	81-3467528
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Technology Square Cambridge, MA		02139
(Address of registrant’s principal executive office)		(Zip code)

(617) 714-6500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	MRNA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On June 1, 2019, Moderna, Inc. (the “Company”) issued a press release announcing interim data from a Phase 1 study of mRNA-4157 personalized cancer vaccine (“PCV”). The data were presented on Saturday, June 1, 2019 at the 2019 American Society of Clinical Oncology (“ASCO”) Annual Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and a copy of slides presented at the ASCO Annual Meeting are furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Additionally, at the ASCO Annual Meeting, the National Cancer Institute (“NCI”) presented early data from four patients in its Phase 1 study of PCV mRNA-4650 as a monotherapy for patients with advanced metastatic cancers. Early data found that mRNA-4650 was safe at all dose levels studied to date (0.13 and 0.39 mg) with no reported dose-limiting toxicities and no related grade 3/4 adverse events or serious adverse events. The NCI detected neoantigen-specific CD4 and CD8 T-cell responses against neoantigens included in the vaccine in the three patients evaluated to date. Immunogenicity analysis is ongoing for the fourth patient. The NCI program for mRNA-4650 uses the Company’s mRNA technology but uses a different neoantigen selection process and study design than the Company’s Phase 1 mRNA-4157 study.

The information in this Item 7.01 to this Current Report on Form 8-K, and in Exhibits 99.1 and 99.2 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Company on June 1, 2019

99.2	Presentation at the ASCO Annual Meeting on June 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2019	MODERNA, INC.

	By:	/s/ Lori Henderson
Lori Henderson
General Counsel and Corporate Secretary